UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA             001-08430                72-0593134
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 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)




  1450 Poydras Street, New Orleans, Louisiana              70112-6050
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   (Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------

                    _________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    _________________________________________

Item 1.01  Entry Into a Material Definitive Agreement

     The Compensation Committee of the Board of Directors (the "Committee") of McDermott International, Inc. ("McDermott") approved the form of grant agreements to be used in connection with grants to its executive officers and nonemployee directors pursuant to McDermott's 2001 Directors and Officers Long-Term Incentive Plan ("2001 LTIP"). A copy of the general form of agreements and applicable grant notices for stock option, deferred stock unit, and restricted stock grants under the 2001 LTIP are included as exhibits 10.1 through 10.5 to this report and are incorporated herein by reference. The 2001 LTIP has been previously filed as Appendix A to McDermott's Proxy Statement for its Annual Meeting of Stockholders held on May 1, 2002.

     The 2001 LTIP stock option, deferred stock unit and restricted stock grants typically vest based on the lapse of time but may be subject to earlier vesting on various termination events or other criteria as set forth in the form of the grant agreement. Upon any termination, any part of these grants which are not vested and do not become vested will terminate and be of no further force or effect. Otherwise, stock options terminate 10 years from the date of grant. Stock options and deferred stock units are nonassignable and nontransferable, except by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Restricted stock is nontransferable until vested and generally confers full voting and dividend rights on the recipient from the grant date.


Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

         10.1    Notice of Grant (Stock Options and Deferred Stock Units)

         10.2    Form of 2001 LTIP Stock Option Grant Agreement

         10.3    Form of 2001 LTIP Deferred Stock Unit Grant Agreement

         10.4 Form of 2001 LTIP Restricted Stock Grant Agreement to Nonemployee Directors

         10.5 Form of 2001 LTIP Stock Option Grant Agreement to Nonemployee Directors



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         McDERMOTT INTERNATIONAL, INC.


                                         By:  /s/ Keith G. Robinson
                                             -----------------------------------
                                              Keith G. Robinson
                                              Corporate Controller



May 18, 2005